EXHIBIT 23.2



                            Virchow, Krause & Company
                                  [Letterhead]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Reality Interactive, Inc. of our report dated March 23, 2001 appearing in Reality Interactive Inc.'s Form 10-KSB for the year ended December 31, 2000.





            /s/ Virchow, Krause & Company, LLP
            ----------------------------------
            Virchow, Krause & Company, LLP




Minneapolis, Minnesota
February 14, 2002



                                       33